UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
  Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2017

Inventure Foods, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14556	86-0786101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5415 East High Street, Suite 350, Phoenix, AZ	85054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (623) 932-6200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.                                        Entry into a Material Definitive Agreement.

General

Inventure Foods, Inc. (the “Company”) and certain of its subsidiaries (collectively with the Company, the “Borrowers”) today announced that it has entered into separate agreements with the lenders under its Credit Agreement, dated as of November 18, 2015, by and among the Borrowers, the lenders from time to time a party thereto (the “BSP Lenders”), and BSP Agency, LLC, as the administrative agent (“BSP”) (as amended from time to time, the “Term Loan Credit Agreement”) and the lenders under its Credit Agreement, dated as of November 18, 2015, by and among the Borrowers, the lenders from time to time a party thereto (the “Wells Fargo Lenders”), and Wells Fargo Bank, National Association, as the administrative agent (“Wells Fargo”) (as amended from time to time, the “ABL Credit Agreement”).  These agreements, which are described in more detail below, granted the Company an extension of the temporary waiver of the requirement under each loan facility to deliver audited financial statements without a going concern opinion from July 17, 2017 to August 31, 2017 and, with respect to the Term Loan Credit Agreement, provided a temporary waiver of the financial covenants the Company was required to comply with under the Term Loan Credit Agreement until August 31, 2017 (the “Term Loan Financial Covenant Default”).  In addition, as discussed in more detail below, the Company has secured $5 million in additional financing from the BSP Lenders under its Term Loan Credit Agreement.

Benefit Street (BSP) Term Loan Credit Agreement

On July 17, 2017, the Borrowers entered into a letter agreement with the BSP Lenders and BSP, which amended the Term Loan Credit Agreement. Under the terms of the BSP letter agreement, the BSP Lenders granted the Company (i) an extension of the temporary waiver of the requirement under the Term Loan Credit Agreement to deliver audited financial statements without a going concern opinion from July 17, 2017 to July 24, 2017, and (ii) a temporary waiver of the Term Loan Financial Covenant Default until July 24, 2017.

On July 20, 2017, the Company entered into a Limited Waiver and Fourth Amendment to Credit Agreement with the BSP Lenders and BSP, which further amended the Term Loan Credit Agreement (the “Fourth Amendment to Term Loan Credit Agreement”).  Under the terms of the Fourth Amendment to Term Loan Credit Agreement, the BSP Lenders agreed to (i) a further extension of the temporary waiver of the requirement under the Term Loan Credit Agreement to deliver audited financial statements without a going concern opinion from July 24, 2017 to August 31, 2017, and (ii) a temporary waiver of the Financial Covenant Default until August 31, 2017.  In addition, the BSP Lenders agreed to provide $5 million of additional financing to the Company in the form of a term loan, payable in equal monthly installments of $12,500 commencing on September 30, 2017, with the balance due and payable on November 17, 2020, which is the maturity date of the Term Loan Credit Agreement.  The net proceeds of this new $5 million loan will be used for working capital purposes, subject to certain restrictions in the Term Loan Credit Agreement.

Wells Fargo ABL Credit Agreement

On July 17, 2017, the Borrowers entered into a Second Amendment to Credit Agreement (the “Wells Fargo Second Amendment”) with the Wells Fargo Lenders and Wells Fargo, which further amended the ABL Credit Agreement. Under the terms of the Wells Fargo Second Amendment, the Wells Fargo Lenders granted the Company an extension of the temporary waiver of the requirement under the ABL Credit Agreement to deliver audited financial statements without a going concern opinion from July 17, 2017 to July 24, 2017.  In addition, the Wells Fargo Second Amendment provided for, among other things, additional reporting obligations, reduced the revolver commitment over a period of time, adjusted advance rates, and an extension of the temporary waiver of the requirement under the ABL Credit Agreement to deliver audited financial statements without a going concern opinion from July 17, 2017 to July 24, 2017.

On July 20, 2017, the Borrowers entered into a Third Amendment to Credit Agreement (the “Wells Fargo Third Amendment”) with the Wells Fargo Lenders and Wells Fargo, which further amended the ABL Credit Agreement.  Under the terms of the Wells Fargo Third Amendment, the Wells Fargo Lenders granted the Company an extension of the temporary waiver of the requirement under the ABL Credit Agreement to deliver audited financial statements without a going concern opinion from July 24, 2017 to August 31, 2017.

The foregoing descriptions of the BSP letter agreement, the Fourth Amendment to Term Loan Credit Agreement, the Wells Fargo Second Amendment, and the Wells Fargo Third Amendment do not purport to be complete and are qualified in their entirety by reference to the BSP letter agreement, the Fourth Amendment to Term Loan Credit Agreement, the Wells Fargo Second Amendment, and the Wells Fargo Third Amendment, respectively, copies of which are filed herewith as Exhibits 10.1 — 10.4, which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The Exhibits List in the Index to Exhibits immediately following the signature page of this Current Report on Form 8-K is incorporated herein by reference as the list of exhibits required as part of this Item 9.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inventure Foods, Inc.
(Registrant)

Date:	July 21, 2017
/s/ Steve Weinberger
(Signature)

Steve Weinberger
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1

Letter Agreement, dated as of July 17, 2017, by and among Inventure Foods, Inc. and certain of its subsidiaries, as the borrowers, each of the lenders from time to time a party thereto, and BSP Agency, LLC, as the administrative agent for each member of the Lender Group (as defined therein).

10.2

Limited Waiver and Fourth Amendment to Credit Agreement, dated as of July 21, 2017, by and among Inventure Foods, Inc. and certain of its subsidiaries, as the borrowers, each of the lenders from time to time a party thereto, and BSP Agency, LLC, as the administrative agent for each member of the Lender Group (as defined therein).

10.3

Second Amendment to Credit Agreement and Limited Waiver, dated as of July 17, 2017, by and among Inventure Foods, Inc. and certain of its subsidiaries, as the borrowers, each of the lenders from time to time a party thereto, and Well Fargo Bank, National Association, as the administrative agent for each member of the Lender Group and Bank Product Provisions (as such terms are defined therein).

10.4

Third Amendment to Credit Agreement and Limited Waiver, dated as of July 21, 2017, by and among Inventure Foods, Inc. and certain of its subsidiaries, as the borrowers, each of the lenders from time to time a party thereto, and Well Fargo Bank, National Association, as the administrative agent for each member of the Lender Group and Bank Product Provisions (as such terms are defined therein).